UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: DECEMBER 31, 2004

<

Item 1. Report to Shareholders.


                                                             VAN ECK GLOBAL
                                                  Worldwide Insurance Trust

                                                              ANNUAL REPORT
                                                          DECEMBER 31, 2004





                                                 WORLDWIDE HARD ASSETS FUND












                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the management team members are as of December 31, 2004, and are subject to change.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund provided a total return of 24.23% for the year 2004. This year marked the third year of a long-running commodity rally and the fifth straight calendar year in which hard assets securities outperformed the general stock market. Hard assets investments continued to offer investors diversification benefits in the form of competitive returns and limited correlation to traditional financial markets. For the year, the Standard & Poor's (S&P) 500 Index(1) gained 10.87%. In addition, the Fund's performance compares favorably to the return of the Goldman Sachs Natural Resources Index,(2) which rose 22.62% for the year.

MARKET AND ECONOMIC REVIEW

Overall, 2004 was a lackluster year for the general stock market and an excellent year for the resource markets. The benefits of world economic growth have been distributed across many hard assets sectors. Sustained demand for raw materials was seen from the emerging markets as well as recovering developed nations. Strong global demand coupled with limited capacity among hard assets companies drove prices higher throughout 2004. Commodities, as measured by the CRB Index,(3) experienced an 11.21% gain for year, while commodity-related equities performed even better with a 22.62% return.

The year, however, was not without its obstacles. The later part of the first half presented a number of setbacks. After enjoying gains during the past three years, gold experienced a sharp sell-off in April and May on dollar strength, one of the largest monthly declines on record. Real estate investments suffered during the second quarter on news of interest rate hikes. Even more dramatic was the April market response to attempts by the Chinese government to slow its booming economy. Fears of a "hard landing" scenario sparked a severe sell-off in many commodities whose value had been closely tied to China. However, as investors took comfort in a softer landing scenario in Asia, most commodity markets experienced a resurgence and rallied through the Fall. In addition, investor worries about the global economy--spurred on by geopolitical risks and the outcome of the U.S. Presidential election--kept investors interested in alternative investment strategies such as hard assets. It should not go without saying that energy was the most closely watched hard asset sector in 2004 as crude oil prices continued to spiral upwards throughout the year, capturing headlines and investor attention along the way.

ENERGY

After setting record highs in the Fall, crude prices eased during the last two months of the year, but still managed to turn in a 34% gain for 2004. Economic growth and rising demand--particularly from China--fueled the energy market. It is estimated that crude oil demand grew at over 3% this year, the strongest growth in the last 15 years. Also contributing to the spike in energy prices was turmoil in producing countries: a growing uncertainty surrounding the situation in Iraq; legal issues facing Russia's second-largest oil company, Yukos; and violence and threats of labor strikes in Nigeria. In addition, a very active hurricane season in the U.S. and elsewhere in North America disrupted an already tight supply of crude.

PRECIOUS METALS

As in the past few years, the strength in the price of gold this year was accompanied by the dollar moving to new long-term lows against the euro, yen, sterling, and many other currencies. Following a sharp April-May correction, gold traded marginally higher through the summer months and picked up momentum in the Fall. The markets focused on the possible negative ramifications that a growing current account deficit might have on the dollar. The outcome of the presidential election seemed to provide added conviction to the currency markets as the dollar declined on fears of a growing budget deficit under a second Bush term. Gold reached its highest level in 16 years on December 2 when it traded to $456.89. Meanwhile, physical demand was bolstered by strong jewelry sales from booming economies in Asia and the Middle East.

However, even as the gold price rose to new highs, many gold producers were not able to deliver the earnings gains that investors had come to expect due to the strength of local currencies versus the

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

U.S. dollar. Strong currencies drive up local costs of materials and labor, thereby increasing production costs for mining companies. This has resulted in lackluster performance for many gold shares.

INDUSTRIAL METALS

The industrial metals markets had a strong start to the year but weakened significantly in April on the threat of a Chinese economic slowdown. The metals group rallied later in the year as demand from China saw continued strength and the inventory situation for many industrials remained tight.

PAPER AND FOREST PRODUCTS

Paper and forest products had muted performance for the year. While fundamentals have improved, with operating rates moving up and prices moving higher, demand remains lackluster. Companies have cut capacity to bolster operating rates and costs continue to be an issue. Finally, Canadian and European producers have struggled with currency issues as the dollar has continued to weaken.

REAL ESTATE

Real estate investments turned in stronger-than-expected returns in 2004, which surprised those who thought an improving stock market and rising interest rates would negatively impact the sector. U.S. REITs turned in a return of 31.5% (as measured by the Morgan Stanley REIT Index(4)), slightly down from the nearly 37% return seen in 2003. During a shaky second quarter, in which REITs fell more than 6%, rising interest rates and high priced shares caused REITs to lose some of their attractiveness. However, improving fundamentals, a tepid overall stock market, and attractive dividend yields held investor interest and a record net $7.55 billion* flowed into real estate mutual funds during the year.

FUND REVIEW

The most significant change made to the portfolio this year was an increase in our energy exposure from 45.0% at yearend 2003 to 51.0% at June 30, ending the year at 54.4% of Fund net assets. As a comparison, the average natural resources fund within variable annuity products had a 64% allocation to energy at December 31, according to Morningstar, Inc., a provider of independent investment research. We entered the year optimistic about the energy markets, and our expectations were exceeded as oil prices rapidly escalated throughout 2004. Though valuations are not as attractive as they once were, fundamentals continued to improve on oil company stocks throughout the year. We selectively added to the oil services allocation during the year, with such stocks as Nabors Industries (one of the Fund's top ten holdings at 3.9% of net assets at December
31). Oil service shares and exploration and production stocks have turned in very strong performance as the companies began to reflect higher normalized energy prices. Fundamentals in the service sector have improved with drilling day rates moving substantially higher.

As the gold market reached new highs late in the year, the market appeared somewhat overbought and poised for a correction. Accordingly, we reduced the Fund's precious metals exposure from 16.7% at mid-year to 13.0% at yearend, realizing profits in several stocks that had outperformed the market. The Fund's allocation to precious metals remains focused on mid- to small-cap gold stocks that offer significant potential for production growth.

Within the real estate sector, the Fund's primary concentration remains in the U.S. and Canadian real estate markets. Our largest allocations were to the office and hotel sectors, which performed well during the year and benefited the Fund's relative and absolute performance. The Fund's exposure to the overall real estate sector remained relatively stable, changing from 6.5% at yearend 2003 to 5.5% at December 31, 2004.

Our exposure to the industrial metals group remained at a conservative 8% during the latter half of the year and was diversified across companies that produce copper, steel, nickel and iron ore--all essential raw materials for manufacturing. We had reduced the Fund's exposure to this sector just prior to April, which benefited the Fund as the group suffered a significant setback during the Spring sell-off. However, we did not quickly rebuild the portfolio's position and, as a result, missed a bit of the rally as the group saw a rapid recovery.

We reduced our exposure to the paper products sector throughout the year. This proved to be

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

beneficial to the Fund as many stocks within the sector experienced volatility and the annual result for the group was relatively lackluster. The Fund was better served by adding to more attractive hard asset sectors at the expense of this one. We ended the year with a 7.0% allocation. While we limited the Fund's exposure to Canadian producers as the weak U.S. dollar hurt these companies during the year, TimberWest (2.1% of Fund net assets at December 31), which produces mainly timber rather than paper products, remains the Fund's largest holding within the paper products sector. The company provides a solid dividend and, in our view, is attractively valued on an asset basis. The stock enjoyed a 38% return for the year.

                                     * * *

A mix of geopolitics and economics gives us reason to proceed with cautious optimism in many hard asset markets. We have seen continued growth in China, whose surging economy was a primary reason for 2004's commodity price trends. China has continued to play an increasingly important role in the global economy. Demand for raw materials from this and other emerging markets is a main catalyst for hard assets. In addition, Middle East turmoil and simmering political problems in Nigeria and Russia are far from resolved. As we have seen in the past, geopolitical issues such as these have typically threatened the supply of raw materials, such as crude oil. As we enter the new year, we remain bullish on the energy sector. However, we plan to be selective in our investment choices, looking to buy shares on weakness as we cull the group in search of compelling value. We believe that the dollar may see a correction on the upside, which could create some weakness in the gold and industrial metals sectors. However, our long-term outlook on gold remains positive and we will look to add to the portfolio's position here.

Investors should be aware that the Fund is subject to certain risks associated with hard assets investments. Hard assets prices may move independently of the trends of industrial companies. Securities of companies in the sectors in which the Fund invests can experience price volatility. Inflation can drive down stock prices of hard asset securities.

The Fund is subject to variations in the value of real estate, enhanced volatility due to its nondiversification, variations in the values of precious metals and other hard assets, the political uncertainty of foreign securities and emerging markets, the volatility of junk bonds, the refinance risk of CMOs, exaggeration of price movements due to leverage, volatility of interest rate changes and risk of default by counterparties. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[DEREK S. VAN ECK PHOTO OMITTED]        [SAMUEL R. HALPERT PHOTO OMITTED]

[DEREK S. VAN ECK SIG OMITTED]          [SAMUEL R. HALPERT SIG OMITTED]

DEREK S. VAN ECK                        SAMUEL R. HALPERT
INVESTMENT TEAM MEMBER                  INVESTMENT TEAM MEMBER



[JOSEPH M. FOSTER PHOTO OMITTED]        [CHARL MALAN PHOTO OMITTED]

[JOSEPH M. FOSTER SIG OMITTED]          [CHARL MALAN SIG OMITTED]

JOSEPH M. FOSTER                        CHARL MALAN
INVESTMENT TEAM MEMBER                  INVESTMENT TEAM MEMBER


*SOURCE: WALL STREET JOURNAL, "REAL ESTATE MARKET DEFIES FORECASTS WITH A STEADY CLIMB", JANUARY 3, 2005.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(3) The CRB/Reuters Futures Prices Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(4) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)


            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                       United States                 50.4%
                       Cash/Equivalents plus Other
                         Assets Less Liabilities      7.7%
                       Other                          2.2%
                       Canada                        22.9%
                       Australia                      5.6%
                       United Kingdom                 3.1%
                       South Africa                   4.3%
                       France                         1.6%
                       Brazil                         1.2%
                       Finland                        1.0%



                                SECTOR BREAKDOWN*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)

                  Energy .............................   54.4%
                  Precious Metals ....................   13.0%
                  Industrial Metals ..................    8.5%
                  Paper & Forest Products ............    7.0%
                  Real Estate ........................    5.5%
                  Agriculture ........................    1.7%
                  Other ..............................    2.2%
                  Cash/Equivalents ...................   10.4%
                  Other Assets Less Liabilities ......   (2.7)%



---------------------------

* PERCENTAGE OF NET ASSETS.
  PORTFOLIO IS SUBJECT TO CHANGE.

                           WORLDWIDE HARD ASSETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 4.1%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

NABORS INDUSTRIES LTD.
(U.S., 3.9%)

Nabors Industries is a land drilling contractor, and also performs well servicing and workovers. The company conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska, and Canada, as well as in South and Central America and the Middle East. Nabors' well-site services include oilfield management, well logging, and other support services.

TALISMAN ENERGY, INC.
(CANADA, 2.7%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

BJ SERVICES CO.
(U.S., 2.6%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company's pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

KERR-MCGEE CORP.
(U.S., 2.6%)

Kerr-McGee explores for and produces oil and natural gas in various countries around the world. The company focuses on offshore activities primarily in the Gulf of Mexico and the North Sea. Kerr-McGee also produces and markets titanium dioxide pigment.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.4%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

BP PLC
(UK, 2.4%)

BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TIMBERWEST FOREST CORP.
(CANADA, 2.1%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

GLOBALSANTAFE CORP.
(U.S., 2.0%)

GlobalSantaFe is an international offshore and land contract driller, and provides drilling-related services including third-party rig operators, incentive drilling and drilling engineering and project management services.

RANDGOLD RESOURCES LTD.
(SOUTH AFRICA, 2.0%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

----------------------

*PORTFOLIO IS SUBJECT TO CHANGE.
COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                           WORLDWIDE HARD ASSETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
---------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00           $1,204.70             $6.82
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.95             $6.24
---------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00           $1,203.90             $6.76
                     Hypothetical (5% return before expenses)      $1,000.00           $1,019.00             $6.19
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.23% on Initial Class shares and 1.22% on Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period)

                           WORLDWIDE HARD ASSETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK WORLDWIDE HARD ASSETS FUND MADE TEN YEARS AGO (INITIAL CLASS) AND AT INCEPTION (CLASS R1) WITH A SIMILAR INVESTMENT IN THE STANDARD & POOR'S 500 INDEX.


               VAN ECK WORLDWIDE HARD ASSETS FUND (INITIAL CLASS)
                   vs. Standard & Poor's 500 Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

                       Dec-94         10000         10000
                       Mar-95         10122         10974
                       Jun-95         10344         12021
                       Sep-95         11170         12977
                       Dec-95         11099         13758
                       Mar-96         12762         14496
                       Jun-96         12264         15147
                       Sep-96         12217         15615
                       Dec-96         13102         16917
                       Mar-97         12580         17370
                       Jun-97         13064         20403
                       Sep-97         14973         21931
                       Dec-97         12883         22561
                       Mar-98         12807         25708
                       Jun-98         11172         26556
                       Sep-98          9044         23915
                       Dec-98          8899         29008
                       Mar-99          9225         30453
                       Jun-99         10522         32600
                       Sep-99         10453         30564
                       Dec-99         10768         35112
                       Mar-00         10943         35917
                       Jun-00         11191         34963
                       Sep-00         11708         34624
                       Dec-00         11996         31915
                        1-Mar         11205         28131
                        1-Jun         11586         29778
                        1-Sep          9878         25407
                        1-Dec         10742         28122
                        2-Mar         12047         28199
                        2-Jun         11743         24421
                        2-Sep          9707         20202
                        2-Dec         10436         21907
                        3-Mar          9795         21217
                        3-Jun         11129         24483
                        3-Sep         12738         25130
                        3-Dec         15110         28190
                        4-Mar         15950         28668
                        4-Jun         15581         29161
                        4-Sep         17401         28617
                        4-Dec         18771         31258

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/04        1 Year       5 Year      10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Hard Assets Fund
 (Initial Class)(1)                          24.23%       11.76%       6.50%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                 10.87%       (2.30)%      12.05%
--------------------------------------------------------------------------------



                  VAN ECK WORLDWIDE HARD ASSETS FUND (CLASS R1)
                   vs. Standard & Poor's 500 Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

                        1-May-04       10000      10000
                        May-04         10083      10137.2
                        Jun-04         10488      10334.3
                        Jul-04         10722      9992.31
                        Aug-04         10757      10032.7
                        Sep-04         11706      10141.4
                        Oct-04         11953      10296.3
                        Nov-04         12834      10712.9
                        Dec-04         12627      11077.5

--------------------------------------------------------------------------------
 Total Return 12/31/04                                      Since Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Hard Assets Fund
 (Class R1)(1)                                                    26.27%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                                      10.77%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK WORLDWIDE HARD ASSETS FUND WAS 9/1/89 (INITIAL CLASS) AND 5/1/04 (CLASS R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION FOR CLASS R1 REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

          NO. OF                                   VALUE
COUNTRY   SHARES       SECURITIES (A)            (NOTE 1)
----------------------------------------------------------

COMMON STOCKS
AUSTRALIA: 5.6%
        3,975,540   Aviva Corp. Ltd.+            $ 139,801
        1,923,395   Cooper Energy NL+              323,153
          302,606   Newcrest Mining Ltd.         4,126,427
          107,447   NGM Resources Ltd.+             15,114
        1,811,000   Oil Search Ltd.              2,561,523
          532,000   Portman Ltd.                 1,168,205
          334,500   Santos Ltd.                  2,216,630
          795,000   Zinifex Ltd.+                1,453,731
                                               -----------
                                                12,004,584
                                               -----------
BRAZIL: 1.2%
           67,000   Petroleo Brasileiro S.A.
                      (ADR)                      2,665,260
                                               -----------
CANADA: 22.9%
          500,500   Aur Resources, Inc.          2,660,659
          738,500   Bema Gold Corp.+             2,258,297
        1,614,800   Brazilian Resources, Inc.+     151,369
           11,610   Brookfield Homes Corp.         393,579
           30,000   Brookfield Properties Corp.  1,123,110
           23,050   Brookfield Properties Corp.
                      (USD)                        862,070
           70,000   Domtar, Inc.                   845,728
          138,900   Domtar, Inc.        (USD)    1,676,523
           63,850   Ensign Resource
                      Service Group, Inc.        1,334,830
          330,000   Find Energy Ltd.+            1,124,609
           83,000   First Capital Realty, Inc.   1,303,629
           80,000   FNX Mining Co., Inc.+          345,290
          249,000   Gammon Lake Resources,
                      Inc.+                      1,334,058
            7,700   InterOil Corp.+                291,368
          725,000   Killam Properties, Inc.+     1,238,387
          561,000   LionOre Mining International
                      Ltd.+                      3,206,649
        1,080,000   Miramar Mining Corp.+        1,232,846
        1,072,000   Northern Orion Resources,
                      Inc.+                      3,117,344
          536,000   Northern Orion Resources,
                      Inc. Warrants (CAD 2.00,
                      expiring 5/29/08)+           803,900
           25,000   NQL Drilling Tools, Inc.
                      (Class A)+                    32,496
          141,500   Parkbridge Lifestyles
                      Communities, Inc.+           542,349
           33,000   Penn West Petroleum Ltd.     2,179,103
           51,600   Petro-Canada                 2,632,632
          100,000   SFK Pulp Fund                  604,091
           27,200   Suncor Energy, Inc.            960,947
           48,800   Suncor Energy, Inc. (USD)    1,727,520
          213,000   Talisman Energy, Inc.        5,741,407
          363,000   TimberWest Forest Corp.
                      (Stapled Units)            4,561,130
           49,400   Trican Well Service Ltd.+    2,737,241
          770,000   Wheaton River Minerals
                      Ltd.+                      2,502,187
                                               -----------
                                                49,525,348
                                               -----------
CHINA: 0.4%
        1,650,000   Aluminum Corp of China Ltd.    976,457
                                               -----------
FINLAND: 1.0%
          144,000   Storo Enso Oyj (R Shares)    2,198,191
                                               -----------
FRANCE: 1.6%
           32,500   Total SA (Sponsored ADR)     3,569,800
                                               -----------
HONG KONG: 0.7%
          145,600   Sun Hung Kai Properties
                      Ltd.                       1,456,375
                                               -----------
PERU: 0.5%
           49,900   Compania de Minas
                      Buenaventura S.A. (ADR)    1,142,710
                                               -----------
SOUTH AFRICA: 4.3%
          100,000   Gold Fields Ltd.
                      (Sponsored ADR)            1,248,000
           28,000   Impala Platinum Holdings
                      Ltd.                       2,375,908
          377,600   Randgold Resources
                      Ltd. (ADR)+                4,304,640
           87,700   Sappi Ltd. (Sponsored ADR)   1,271,650
                                               -----------
                                                 9,200,198
                                               -----------
UNITED KINGDOM: 3.1%
          100,978   BHP Billiton Plc             1,181,528
           88,000   BP Plc (Sponsored ADR)       5,139,200
           44,600   Vedanta Resources Plc          337,434
                                               -----------
                                                 6,658,162
                                               -----------
UNITED STATES: 50.4%
           42,500   Agnico-Eagle Mines Ltd.
                      Warrants ($19.00,
                      expiring 11/14/07)+          122,400
           55,420   Alcoa, Inc.                  1,741,296
           26,000   AMB Property Corp.           1,050,140
           73,000   Apache Corp.                 3,691,610
          123,000   BJ Services Co.              5,724,420
           12,000   Boston Properties, Inc.        776,040
           65,300   Bunge Ltd.                   3,722,753
           52,000   Chicago Bridge & Iron Co.
                      N.V. (NY Reg. Shares)      2,080,000
           22,000   ConocoPhillips               1,910,260
           73,100   Cooper Cameron Corp.+        3,933,511
           52,700   ENSCO International, Inc.    1,672,698
           55,500   FirstEnergy Corp.            2,192,805
           31,000   FMC Technologies, Inc.+        998,200
           24,000   Forest Oil Corp.+              761,280


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

          NO. OF                                   VALUE
COUNTRY   SHARES       SECURITIES (A)            (NOTE 1)
----------------------------------------------------------

UNITED STATES: (CONTINUED)
           49,200   Frontier Oil Corp.         $ 1,311,672
          165,800   Glamis Gold Ltd.+            2,845,128
          132,000   GlobalSantaFe Corp.          4,370,520
           90,000   Golden Star Resources Ltd.     360,900
          124,200   GrafTech International
                      Ltd.+                      1,174,932
          227,000   Halliburton Co.              8,907,480
           26,300   International Steel Group,
                      Inc.+                      1,066,728
           97,750   Kerr-McGee Corp.             5,648,973
           81,600   Key Energy Services, Inc.+     962,880
          181,200   La Quinta Corp.+             1,647,108
           33,600   Marathon Oil Corp.           1,263,696
          132,000   McDermott International,
                      Inc.+                      2,423,520
           43,000   Murphy Oil Corp.             3,459,350
          165,100   Nabors Industries Ltd.+      8,467,979
            2,700   National-Oilwell, Inc.+         95,283
           34,000   Newfield Exploration Co.+    2,007,700
           89,000   Occidental Petroleum Corp.   5,194,040
           63,000   Patina Oil & Gas Corp.       2,362,500
           60,398   PetroKazakhstan, Inc.
                      (Class A)                  2,240,766
           88,000   Plains Exploration
                      & Production Co.+          2,288,000
           91,000   Pope & Talbot, Inc.          1,557,010
          199,000   Pride International, Inc.+   4,087,460
           20,000   Starwood Hotels & Resorts
                      Worldwide, Inc.            1,168,000
          144,200   Todco (Class A)+             2,656,164
           66,000   Varco International, Inc.+   1,923,900
           12,350   Walter Industries, Inc.        416,563
           47,000   Weatherford International
                      Ltd.+                      2,411,100
           37,000   Weyerhaeuser Co.             2,487,140
          230,000   Williams Companies, Inc.     3,746,700
                                               -----------
                                               108,930,605
                                               -----------

TOTAL COMMON STOCKS AND
  OTHER INVESTMENTS: 91.7%
   (Cost: $145,221,229)                        198,327,690
                                               -----------
PREFERRED STOCKS
RUSSIA: 0.6%
           22,200   Surgutneftegaz, Inc.
                      (Sponsored ADR)
                      (Cost: $74,370)            1,209,900
                                               -----------
OPTIONS PURCHASED
AUSTRALIA: 0.0%
           39,755   Aviva Corp. Ltd.
                      (Call Option-Strike
                      AUD 0.10, expiring
                      12/31/05)+
                      (Premium paid: $11,068)       17,083
                                               -----------

SHORT-TERM                 DATE OF                 VALUE
OBLIGATION: 10.4%         MATURITY    COUPON     (NOTE 1)
----------------------------------------------------------

Repurchase Agreement
  (Note 12): Purchased on
  12/31/04; maturity value
  $22,535,066 (with State
  Street Bank & Trust Co.,
  collateralized by
  $23,000,000 Federal
  National Mortgage
  Association zero coupon
  due 1/05/05 with a value
  of $22,988,500
  (Cost: $22,533,000)      1/03/05    1.10%   $ 22,533,000
                                              ------------
TOTAL INVESTMENTS: 102.7%
  (Cost: $167,839,667)                         222,087,673
OTHER ASSETS LESS LIABILITIES: (2.7%)           (5,929,960)
                                              ------------
NET ASSETS: 100%                              $216,157,713
                                              ============

--------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR-American Depositary Receipt.
+ Non-income producing

SUMMARY OF                                        % OF
INVESTMENTS                                        NET
BY INDUSTRY (UNAUDITED)                          ASSETS
--------------------                           -----------
Agriculture                                        1.7%
Energy                                            54.4%
Industrial Metals                                  8.5%
Paper & Forest Products                            7.0%
Precious Metals                                   13.0%
Real Estate                                        5.5%
Other                                              2.2%
Short-Term Obligation                             10.4%
Other assets less liabilities                     (2.7%)
                                               -----------
                                                 100.0%
                                               ===========


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
ASSETS:
Investments, at value (including repurchase agreement of $22,533,000) (cost $167,839,667) (Note 1) ......   $222,087,673
Cash ....................................................................................................          4,991
Receivables:
   Capital shares sold ..................................................................................        647,473
   Dividends and interest ...............................................................................        382,567
   Prepaid expenses .....................................................................................         43,075
                                                                                                            ------------
   Total assets .........................................................................................    223,165,779
                                                                                                            ------------
LIABILITIES:
Payables:
   Securities purchased .................................................................................      6,250,561
   Capital shares redeemed ..............................................................................        664,527
   Accounts payable .....................................................................................         92,978
                                                                                                            ------------
   Total liabilities ....................................................................................      7,008,066
                                                                                                            ------------
Net assets ..............................................................................................   $216,157,713
                                                                                                            ============
INITIAL CLASS SHARES:
Net assets ..............................................................................................   $190,205,914
                                                                                                            ============
Shares outstanding ......................................................................................     10,361,052
                                                                                                            ============
Net asset value, redemption and offering price per share ................................................         $18.36
                                                                                                            ============
CLASS R1 SHARES:
Net assets ..............................................................................................   $ 25,951,799
                                                                                                            ============
Shares outstanding ......................................................................................      1,413,300
                                                                                                            ============
Net asset value, redemption and offering price per share ................................................         $18.36
                                                                                                            ============
Net assets consist of:
   Aggregate paid in capital ............................................................................   $166,508,812
   Unrealized appreciation of investments, options, swaps and foreign currency transactions .............     54,248,905
   Undistributed net investment income ..................................................................        793,454
   Accumulated realized loss ............................................................................     (5,393,458)
                                                                                                            ------------
                                                                                                            $216,157,713
                                                                                                            ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
INCOME (Note 1):
Dividends (less foreign taxes withheld of $144,220) .....................................................   $  2,811,748
Interest ................................................................................................        142,162
                                                                                                            ------------
   Total income .........................................................................................      2,953,910
                                                                                                            ------------
EXPENSES:
Management (Note 2) ........................................................................   $1,704,203
Professional ...............................................................................      108,830
Custodian ..................................................................................       50,419
Trustees' fees and expenses ................................................................       49,962
Reports to shareholders ....................................................................       46,305
Transfer agency -- Initial Class Shares ....................................................       12,089
Transfer agency -- Class R1 Shares .........................................................        8,085
Interest (Note 11) .........................................................................        3,610
Other ......................................................................................       78,359
                                                                                               ----------
   Total expenses ..........................................................................    2,061,862
   Expenses assumed by the Adviser (Note 2) ................................................       (8,000)
                                                                                               ----------
   Net expense .............................................................................                   2,053,862
                                                                                                            ------------
   Net investment income ...................................................................                     900,048
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS, SWAPS, FUTURES AND FOREIGN
CURRENCY TRANSACTIONS (NOTE 4):
Realized gain from security transactions ...................................................                  22,854,172
Realized gain from foreign currency transactions ...........................................                      22,766
Realized gain from options .................................................................                      71,485
Realized gain from futures and swaps .......................................................                     302,883
Change in unrealized appreciation of investments, options, swaps and futures ...............                  14,053,611
Change in unrealized depreciation of foreign denominated assets and liabilities ............                          62
                                                                                                            ------------
Net realized and unrealized gain on investments, options, swaps, futures and
foreign currency transactions ..............................................................                  37,304,979
                                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................                $ 38,205,027
                                                                                                            ============


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED     YEAR ENDED
                                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                                 2004           2003
                                                                                             ------------   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .................................................................      $ 900,048      $ 635,255
   Realized gain from security transactions ..............................................     22,854,172      3,689,879
   Realized gain from foreign currency transactions ......................................         22,766         73,204
   Realized gain on options ..............................................................         71,485             --
   Realized gain from futures and swaps ..................................................        302,883        378,197
   Change in unrealized appreciation of investments; options, swaps and futures ..........     14,053,611     38,410,040
   Change in unrealized appreciation/depreciation of foreign denominated assets
     and liabilities .....................................................................             62          4,437
                                                                                             ------------   ------------
   Net increase in net assets resulting from operations ..................................     38,205,027     43,191,012
                                                                                             ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ................................................................       (634,060)      (515,801)
     Class R1 Shares .....................................................................             --             --
                                                                                             ------------   ------------
                                                                                                 (634,060)      (515,801)
                                                                                             ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ................................................................     79,270,231    279,914,258
     Class R1 Shares .....................................................................     26,795,429             --
                                                                                             ------------   ------------
                                                                                              106,065,660    279,914,258
                                                                                             ------------   ------------
   Reinvestment of dividends
     Initial Class Shares ................................................................        634,060        515,801
     Class R1 Shares .....................................................................             --             --
                                                                                             ------------   ------------
                                                                                                  634,060        515,801
                                                                                             ------------   ------------
   Cost of shares reacquired
     Initial Class Shares ................................................................    (82,575,336)  (262,399,721)
     Class R1 Shares .....................................................................     (4,251,240)            --
     Fee Income ..........................................................................         30,266
                                                                                             ------------   ------------
                                                                                              (86,796,310)  (262,399,721)
                                                                                             ------------   ------------
   Increase in net assets resulting from capital share transactions ......................     19,903,410     18,030,338
                                                                                             ------------   ------------
   Total increase in net assets ..........................................................     57,474,377     60,705,549
NET ASSETS:
Beginning of year ........................................................................    158,683,336     97,977,787
                                                                                             ------------   ------------
End of year (including undistributed net investment income of $793,454 and $765,888,
  respectively) ..........................................................................   $216,157,713   $158,683,336
                                                                                             ============   ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED (UNLIMITED NUMBER OF
     $.001 PAR VALUE SHARES AUTHORIZED)
INITIAL CLASS SHARES:
   Shares sold ...........................................................................      4,992,234     25,367,899
   Reinvestment of dividends .............................................................         43,459         50,668
   Shares reacquired .....................................................................     (5,370,112)   (24,234,768)
                                                                                             ------------   ------------
   Net increase (decrease) ...............................................................       (334,419)     1,183,799
                                                                                             ============   ============
CLASS R1 SHARES:+
   Shares sold ...........................................................................      1,670,698
   Shares reacquired .....................................................................       (257,398)
                                                                                             ------------
   Net increase ..........................................................................      1,413,300
                                                                                             ============

+ Inception date of Class R1 shares May 1, 2004


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                 INITIAL CLASS SHARES                       CLASS R1 SHARES
                                                   --------------------------------------------------      -----------------
                                                                                                            FOR THE PERIOD
                                                                YEAR ENDED DECEMBER 31,                     MAY 1, 2004 (C)
                                                   --------------------------------------------------           THROUGH
                                                    2004       2003       2002       2001       2000       DECEMBER 31, 2004
                                                   ------     ------     ------     ------     ------      -----------------
Net Asset Value, Beginning of Period ........      $14.84     $10.30     $10.69     $12.07     $10.96            $14.54
                                                   ------     ------     ------     ------     ------            ------
Income from Investment Operations:
   Net Investment Income ....................        0.08       0.05       0.08       0.14       0.16              0.03
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options, Swaps and Foreign
     Currency Transactions ..................        3.50       4.54      (0.38)     (1.39)      1.07              3.79
                                                   ------     ------     ------     ------     ------            ------
Total from Investment Operations ............        3.58       4.59      (0.30)     (1.25)      1.23              3.82
                                                   ------     ------     ------     ------     ------            ------
Less Dividends:
   Dividends from Net Investment Income .....       (0.06)     (0.05)     (0.09)     (0.13)     (0.12)               --
                                                   ------     ------     ------     ------     ------            ------
Total Dividends .............................       (0.06)     (0.05)     (0.09)     (0.13)     (0.12)               --
                                                   ------     ------     ------     ------     ------            ------
   Redemption fees ..........................          --(d)      --         --         --         --                --(d)
                                                   ======     ======     ======     ======     ======            ======
Net Asset Value, End of Period ..............      $18.36     $14.84     $10.30     $10.69     $12.07            $18.36
                                                   ======     ======     ======     ======     ======            ======
Total Return (a) ............................       24.23%     44.78%     (2.85)%   (10.45)%    11.41%            26.27%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $190,206   $158,683    $97,978    $77,549    $98,728           $25,952
Ratio of Gross Expenses to Average
  Net Assets ................................        1.20%      1.23%      1.23%      1.18%      1.16%             1.32%(e)
Ratio of Net Expenses to Average
  Net Assets (b) ............................        1.20%      1.23%      1.20%      1.15%      1.14%             1.24%(e)(f)
Ratio of Net Investment Income to Average
  Net Assets ................................        0.54%      0.59%      0.68%      1.13%      1.41%             0.39%(e)(f)
Portfolio Turnover Rate .....................          60%        43%        63%        86%       110%               60%

-------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.

(c)  Inception date of Class R1 shares.

(d)  Amount represents less than $0.01 per share.

(e)  Annualized.

(f) Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.08%. See Notes to Financial Statements


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported as of the close of each business day. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income is accrued as earned.

Income, expenses (exluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in call options written for the year ended December 31, 2004 were as follows:

                                                 NUMBER OF
                                                 CONTRACTS       PREMIUMS
                                                ------------   -------------
Options outstanding at beginning of year ....       364         $ 35,492
Options written .............................       420           64,411
Options exercised ...........................      (280)         (28,418)
Options expired .............................      (504)         (71,485)
                                                ------------   -------------
Options outstanding at end of year ..........         0               $0
                                                =============  =============

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. The Fund had no futures contracts outstanding at December 31, 2004.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2004.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Effective December 13, 2004, the Adviser agreed to assume expense so that the expense ratio between classes do not diverge significantly. For the period ending December 31, 2004, the Adviser assumed expenses in the amount of $8,000.

NOTE   3--INVESTMENTS--Purchases   and  sales  of  securities  other  than  U.S.
government securities and short-term obligations aggregated $106,335,331 and $97,991,720, respectively, for the year ended December 31, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $167,843,285. As of December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $54,244,388 of which $55,949,633 related to appreciated securities and $1,705,245 related to depreciated securities.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows; undistributed ordinary income of $803,973 accumulated capital and other losses of $5,393,465 and unrealized appreciation of $54,245,287.

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and December 31, 2003, respectively were as follows: ordinary income $634,060 and $515,801.

At December 31, 2004, the fund had a capital loss carryforward of $5,393,465 available, expiring December 31, 2010. The Fund utilized $23,309,270 of capital losses in the current fiscal year.

During the year ended December 31, 2004, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $238,422 and increased accumulated net realized gain on investments by $238,422. Net assets were not affected by this reclassification.

These differences are primarily due to foreign currency transactions and investments in Real Estate Investment Trusts and Passive Foreign Investment Companies.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The aggregate shareholder accounts of two insurance companies own approximately 55% and 29% of the Initial Class and one owns approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2004, the Fund had no outstanding forward foreign currency contracts.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2004, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $24,400.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument notional amount and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2004, the Fund had no outstanding swaps.

NOTE 10--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2004, the Fund had no outstanding commodity swaps.

NOTE 11--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Trust and the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2004, the Fund borrowed an average daily amount of $223,345 at a weighted average interest rate of 1.62% under the Facility. At December 31, 2004, there were no outstanding borrowings under the Facility.

NOTE 12--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  13--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 14--SUBSEQUENT EVENT--An income dividend of $0.071 per share was paid on January 31, 2005 to shareholders of the Initial Class shares and the Class R1 shares of record as of January 31, 2005 with investment date of January 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.



                                                 [ERNST & YOUNG LLP SIG OMITTED]



New York, New York
February 10, 2005

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                                NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                                   PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                               FUND COMPLEX(3)     OTHER DIRECTORSHIPS
SERVICE AS A VAN ECK              DURING PAST                                 OVERSEEN            HELD OUTSIDE THE
TRUSTEE(2):                       FIVE YEARS:                                 BY TRUSTEE          FUND COMPLEX:
---------------------             --------------                              --------------      -------------------

INTERESTED TRUSTEES:
--------------------

Jan F. van Eck(4)                 Director, Van Eck Associates                     9              None
(9/26/63)+*                       Corporation; President and Director,
Trustee since 1998                Van Eck Securities Corporation and
                                  other affiliated companies; President.
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation,
                                  Director, Greylock Capital Associates LLC

INDEPENDENT TRUSTEES:
---------------------

Richard C. Cowell                 Private investor                                 9              Director, West Indies &
(6/13/27)P. ++                                                                                    Caribbean Development Ltd.
Trustee since 1985

David J. Olderman                 Private investor                                 9              None
(8/19/35)P. ++

Trustee since 1994

Ralph F. Peters                   Private investor                                 9              None
(3/21/29)P. ++

Trustee since 1987

R. Alastair Short                 Managing Director, The                           9              Director, Techbanc, Inc.
(8/08/53)P. ++                    GlenRockGroup, LLC, May 2004
Trustee since 2004                to present; Director, Techbanc,
                                  Inc.; President, Apex Capital
                                  Corporation (January 1999-
                                  May 2004); President, Matrix
                                  Global Investments (July 1997-
                                  January 1999)


Richard D. Stamberger             President and CEO, SmartBrief.com                9              Partner and Co-founder, Quest
(5/29/59)P. ++                                                                                    Partners, LLC; Executive Vice
Trustee since 1994                                                                                President, Chief Operating Officer
                                                                                                  and Director of NuCable Resources
                                                                                                  Corporation

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST
TRUSTEE(2):                       FIVE YEARS:
---------------------             --------------

OFFICERS:
---------

Alex W. Bogaenko                  Controller, Van Eck Funds;
(4/13/63)                         Director of Portfolio Administration,
Controller since 1997             Van Eck Associates Corporation and
                                  Van Eck Securities Corporation;
                                  Officer of two other investment companies
                                  advised by the Adviser

Charles T. Cameron                President, Worldwide Bond Fund;
(3/30/62)                         Director of Trading, Van Eck
Vice President since 1996         Associates Corporation; Co-Portfolio
                                  Manager, Worldwide Bond Fund Series;
                                  Officer of another investment company
                                  advised by the Adviser

Keith J. Carlson                  Managing Director, Van Eck Securities
(5/15/56)                         Corporation since February 2004;
Chief Executive Officer           Private investor, June 2003-January
and President since 2004          2004; Independent consultant, Waddell &
                                  Reed, Inc., April 2002-May 2003; Senior Vice
                                  President, Waddell & Reed, Inc., December
                                  2002-March 2003; President, Chief Executive
                                  Officer and Director, Ivy Mackenzie
                                  Distributors, Inc., June 1993-December 2002;
                                  Chairman, Director and President, Ivy
                                  Mackenzie Services Corporation, June 1993-
                                  December 2002; Chairman, Director and
                                  Senior Vice President, Ivy Management, Inc.,
                                  January 1992-December 2002; President,
                                  Chief Executive Officer, Director, Executive
                                  Vice President and Senior Vice President,
                                  Mackenzie Investment Management, Inc.,
                                  April 1985-December 2002; Officer of two
                                  other investment companies advised by the
                                  Adviser

Susan C. Lashley                  Vice President, Van Eck Associates Corporation;
(1/21/55)                         Vice President, Mutual Fund Operations,
Vice President since 1988         Van Eck Securities Corporation;
                                  Officer of another investment company
                                  advised by the Adviser

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST
TRUSTEE(2):                       FIVE YEARS:
---------------------             --------------

OFFICERS:
---------

Patricia A. Maxey                 Van Eck Associates Corporation since
(7/10/67)                         February 2004. Associate, Kirkpatrick &
Vice President, Secretary         Lockhart LLP (2001-February 2004);
and Chief Compliance              Associate General Counsel,
Officer since 2004                Legg Mason Wood Walker, Inc.,
                                  (1999-2000); Officer of two other
                                  investment companies advised by
                                  the Adviser

Bruce J. Smith                    Senior Vice President and Chief
(3/15/55)                         Financial Officer, Van Eck Associates
Vice President and Treasurer      Corporation, Van Eck Securities Corporation
since 1985                        and other affiliated companies;
                                  Officer of two other investment companies advised by the Adviser


Derek S. van Eck(4)               President of Worldwide Hard Assets
(9/16/64)++                       Fund series and the Worldwide Real
Executive Vice President          Estate Fund series of Van Eck
since 2004                        Worldwide Insurance Trust and the
                                  Global Hard Assets Fund series of Van Eck
                                  Funds; Executive Vice President, Director,
                                  Global Investments; President and Director of Van Eck Associates Corporation; Executive
                                  Vice President and Director of Van Eck
                                  Securities Corporation and other affiliated companies; Director, Greylock Capital
                                  Associates LLC; Officer of two other
                                  investment companies advised by the Adviser

------------------------------

  1 The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

  2 Each Trustee serves for an indefinite term, until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

  3  The Fund Complex consists of the Trust, Van Eck Funds and Van Eck Funds,
     Inc.

  4 Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

  + An "interested person" as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

  *  Member of Executive Committee.

  ++ Member of the Governance Committee.

  P. Member of Audit Committee.

  +  Mr. Derek S. van Eck resigned from the Board of Trustees as of June 1,
     2004.

[VAN ECK GLOBAL LOGO OMITTED]                              [RETIRE ON YOUR TERMS
                                                             VARIABLE ANNUITIES
                                                                LOGO OMITTED]
Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016 www.vaneck.com

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending December 31 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $148,627 for 2004 and $130,558 for 2003.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $20,249 for 2004 and $36,575 for 2003.

c)   Tax Fees

     Ernst & Young billed tax fees of $17,000 for 2004 and $8,160 for 2003.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 7, 2005
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date March 7, 2005
     -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 7, 2005
     -------------